Exhibit 99.1
Peabody Energy Australia Overview
Rob Hammond
Acting Group Executive and Managing Director Australian Operations
November 9, 2011

Statement on Forward-Looking Information
Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections.

Our forward-looking statements are based on numerous assumptions that the company believes are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of October 25, 2011. These factors are difficult to accurately predict and may be beyond the company's control. The company does not undertake to update its forward-looking statements. Factors that could affect the company's results include, but are not limited to: demand for coal in the United States and the seaborne thermal and metallurgical coal markets; price volatility and demand, particularly in higher-margin products and in our trading and brokerage businesses; impact of weather and natural disasters on demand, production and transportation; reductions and/or deferrals of purchases by major customers and ability to renew sales contracts; credit and performance risks associated with customers, suppliers, co-shippers, trading, banks and other financial counterparties; geologic, equipment, permitting and operational risks related to mining; transportation availability, performance and costs; availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires; successful implementation of business strategies, including our Btu Conversion and generation development initiatives; negotiation of labor contracts, employee relations and workforce availability; changes in postretirement benefit and pension obligations and funding requirements; replacement and development of coal reserves; availability, access to and the related cost of capital and financial markets; effects of changes in interest rates and currency exchange rates (primarily the Australian dollar); ability to fund, complete, and integrate Macarthur and other acquisitions; economic strength and political stability of countries in which we have operations or serve customers; legislation, regulations and court decisions or other government actions, including new environmental and mine safety requirements, changes in income tax regulations or other regulatory taxes; litigation, including claims not yet asserted; and other risks detailed in the company's reports filed with the Securities and Exchange Commission (SEC). The use of “Peabody,” “the company,” and “our” relate to Peabody, its subsidiaries and majority-owned affiliates.

EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, income taxes, asset retirement obligation expense, and depreciation, depletion and amortization.  EBITDA, which is not calculated identically by all companies, is not a substitute for operating income, net income or cash flow as determined in accordance with United States generally accepted accounting principles.  Management uses EBITDA as a key measure of operating performance and also believes it is a useful indicator of the company's ability to meet debt service and capital expenditure requirements.

EPS or Adjusted EPS is defined as diluted earnings per share excluding the impact of the remeasurement of foreign income tax accounts. Management has included this measurement because, in management's opinion, excluding such impact is a better indicator of the company's ongoing effective tax rate and diluted earnings per share, and is therefore more useful in comparing the company's results with prior and future periods.

Peabody Energy: Expanding Global Reach to Serve Coal's Supercycle
Australia represents a major cornerstone of Peabody's growth
Unmatched international pipeline with major Australian and Asia projects
Significant upside with earnings growth and multiple expansion

2011: Targeting Peabody's Best Year
YTD 2011 increases:
Revenues +15%
EBITDA +10%
EPS +21%
2011 Targets:
EBITDA of $2.125 - $2.325 billion;
EPS of $3.70 to $4.15
Peabody EBITDA $ in millions
2006 910
2007
2008
2009
2010 1815
2011 Est. Target 2,125-2,325
YTD as of Sept. 30, 2011

Peabody's Earnings Now Balanced with Australia
Peabody continues transformation to global coal company
Multiple global initiatives increase earnings leverage to stronger international markets
Peabody's Earnings Now Balanced with Australia
Peabody continues transformation to global coal company
Multiple global initiatives increase earnings leverage to stronger international markets
2003 U.S. > 99%
2007 U.S. 83% Australia 17%
YTD 2011 U.S. 51% Australia 49%
Percentages represent share of Mining EBITDA. YTD information as of Sept. 30, 2011.

World in Early Stages of Supercycle for Coal
Asia Represents 90+% of 4 Billion Tonne Coal Demand Growth
+160
+30
+60
+580
+910
+2,320
Coal Demand Growth 2008 - 2035 (Tonnes in Millions)
U.S. growth presented in short tons.
Source: World Energy Outlook 2010, International Energy Agency; Annual Energy Outlook 2011 Early Release, Energy Information Administration; Peabody analysis.

Global Supercycle Story Still in Early Chapters

China's 12th Five-Year Plan

~$440 Billion	~$400 Billion	~$185 Billion	55,000 Miles
Power Generation Investments	Electricity Grid Investments	Urban Subway Investments	Length of Railroad Tracks









More Than $1 Trillion in Investments in Key Infrastructure Projects

Source: Industry and governmental reports.

7

India Like to be World's Fastest-Growing Coal Importer
GDP expected to rise from $1.9 trillion to $10 trillion by 2025
Middle class expected to rise 10-fold to 580 million by 2025
India accelerating spending on infrastructure in 12th five-year plan
10% CAGR
> $1 trillion investments; Double prior plan
Coal imports expected to increase to 200 MTPY over five years
Infrastructure Spending
11th Five-Year Plan
12th Five-Year Plan
Source: India government reports.

Peabody Progressing Toward “Asia 100” Goal
Australia exports
China JVs
Tavan Tolgoi
Indonesia supplies
PRB to Asia

Australia Platform Expanding Through Organic Growth and Macarthur Acquisition
Expansions are in process at Burton, Wilpinjong, Metropolitan and other operations
Expected Australia Volumes
2010
Domestic Thermal 6
Seaborne Thermal 11
Met 10
Total 27
2011
Domestic Thermal 6.5
Seaborne Thermal 12-13
Met 8.5-9.5
Total 27-29
2014-2015
Domestic Thermal ~8
Seaborne Thermal 15-17
Met 12-15
Macarthur 10
Total 45-50
Macarthur volumes based on Macarthur plans at time of acquisition; ultimate production and timing subject to future investments and other factors.

Peabody Delivering on Organic Growth Projects
Planned Expansions (Tons in Millions)
Mine
Additional MTPY
First Coal
Burton 1 - 2 HCC Late 2012
North Goonyella 1 - 2 HQHCC 2014
Millennium 1 - 2 SH/PCI Late 2011
Wilpinjong 2 - 3 T Q4 2011
Wambo ~3 T 2012 - 2013
Metropolitan 1 HCC Late 2013
Met Coal Mine
Burton
North Goonyella
Eaglefield
Millennium
Metropolitan
Thermal Coal Mine
Wilkie Creek
Wilpinjong
Wambo Underground
Wambo Open Cut
Port
Abbot Point
Dalrymple Bay
Gladstone
Brisbane
PWCS
NCIG
Port Kembla
Queensland
New South Wales
Additional volumes expected to be offset by some mine depletions.

Australia Growth Projects: Burton Widening
Project Description
Hard coking coal (HCC) enhances blending with other products from the Burton complex
Burton Widening Project is a fully permitted mine life extension via the reopening of previously mined area
Project engaged in late 2010, entails ancillary works, dams and drains and pit reopening
Additional 1 - 2 million tons starting in second half of 2012
Burton Coal Stockpile - 2011

Australia Growth Projects: Burton Widening
Burton Mine, opened in late 1996, was one of the first to use a terrace mining method for extracting steep seams
The Widening Project will expand Burton's terrace mining method to depths approaching 230 meters at the high-wall, an Australian first
Over 62 million cubic meters of material will be moved during development
Terraced Mining at Burton Widening - October 2011
Terraced Mining at Burton Widening - October 2011

Australia Growth Projects: Goonyella Top Coal Caving
Project Description
Peabody licensing agreement with Yanzhou Coal Mining Company to deploy Longwall Top Coal Caving (LTCC) mining technology in second half 2012
Created solid relationship for future development opportunities in China while gaining access to technology
LTCC enhances reserve recovery compared to traditional longwall mining through full seam recovery
Lower cost recovery of an additional 4 million tons of highest quality, market recognized “Goonyella” branded product over 2013 - 2017
Longwall Top Coal Caving Technology allows recovery of additional coal typically lost by advancing protective shields providing for improved resource recovery
External view of “Caving Shields” that allow coal to drop to recovery conveyor

Australia Growth Projects: Millennium Expansion
Project Description
Semi Hard Coking Coal and Pulverized Coal Injection (PCI) coal to supply increasing Asian demand
Approved expansion and extension project exploits the 165 million ton reserve base
Environmental Impact Statement approved in August; remaining permitting obtained recently
Additional 1 - 2 million tons with first coal expected soon
Full production by 2013 - 2014
Millennium Mine - 2011
Millennium coal being railed to port - 2011

Australia Growth Projects: Millennium Expansion
The Millennium Mine, opened in 2006, is located in Bowen Basin
Expansion will increase the life of the mine by approximately 16 years
Optimized mine plans and newest ultra class truck and electric shovel technology to achieve greater efficiencies
Coal product stockpile capacity will also be expanded to support increased production
Millennium Expanded Mine Plan - 2011
Millennium Coal handling facility - 2011

Australia Growth Projects: Wilpinjong Expansion
Project Description
High-quality thermal coal for domestic and export markets
Approval granted in February 2010 to expand production
Expansion includes state of the art upgrade of the mine's coal handling and preparation plant (CHPP) to 1,200 tph capacity to meet increased production
Additional 2 - 3 million tons of seaborne product with first coal starting in Q4 2011
CHPP Expansion Layout - 2010
Installing structural supports at the CPP - September 2011

Australia Growth Projects: Wilpinjong Expansion
The $90 million project is nearing completion on time and on budget
The project has an outstanding safety record with 298 thousand construction hours without a lost time injury logged project to date
New high speed conveyors support expanded production - October 2011
New 1200 tph raw coal system and product stockpile - October 2011
100,000 Man Hour Without a Lost Time Injury - early June ,2011

Australia Growth Opportunities: Wambo Expansion
Project Description
High quality, low ash thermal and PCI coal
Investigating a range of options for mid-to long-term expansion
Feasibility/Design Stage
Optimizing mine plans for both open cut and underground operations
Exploration drilling ongoing
Targeting additional ~3 million tons of production by 2014 - 2015 with incremental volumes expected later this year
Conceptual Layout

Australia Growth Projects: Metropolitan Expansion
Project Description
Fully permitted underground mine expansion and modernization
Quality HCC product shipped from unconstrained Port Kembla to meet expanding overseas sales
CHPP upgrade and new drift excavation is under way
Additional 1 million tons by 2014
Mine Layout
Metropolitan Mine located in the second oldest national park in the world, Royal National Park - 2011

Australia Growth Projects: Metropolitan Expansion
The Metropolitan Mine, located 50 kilometres south of Sydney in New South Wales, was founded in 1888 and is Australia's oldest continually operating coal mine
$70 million expansion combined with modernization of mine
Repositions mine in lowest cost quartile
New Metropolitan drift entry - September 2011
Metropolitan CHPP Upgrade - August 2011
Metropolitan CHPP Upgrade - October 2011

Australia Growth Opportunities: Denham/Goonyella Corridor Expansion
Project Description
Highest quality, market recognized “Goonyella” branded HCC product
Potential for successful underground extension and/or surface mine
Project feasibility in progress
Construction of new prep plant module and supporting surface facilities
Some environmental approvals in place and others underway
Conceptual Layout

Queensland Rail and Peabody Positioning
Expected Rail Improvements
Planning and modeling initiatives to improve capacity continue
Additional train sets added to Pacific National and Queensland Rail networks
Queensland Rail conducting preliminary planning for further expansions
Peabody Positioning
Long-term contracts with Queensland Rail
Flexibility for sourcing between operations
Ability to increase volumes with expansions

DBCT and Peabody's Positioning
Expected Rail Improvements
Several versions of total Supply Chain Modelling completed and potential initiatives identified
Potential for additional 68 million tonnes of capacity at Dudgeon Point for 2017 commencement
Peabody Positioning
Capacity increasing from 10 million to 12 million tonnes from 2012
Flexible rail contracts support growth platform
Mine expansions to further lift volumes
Tonnes in Millions
Expected DBCT / Hay Point Capacity
Hay Point
DBCT
Port and rail values are estimated nameplate capacity.

Newcastle Rail and Peabody's Positioning
Expected Rail Improvements
Industry framework enables alignment of port and rail capacity across Hunter Valley
Boosts certainty and facilitates timely expansion
Long-term contracts promote investment
Numerous projects under way to increase Hunter Valley coal chain capacity
Peabody Positioning
Queensland Rail contract is performance based
Contract expanded to 14 million tonnes per year from 2012

Newcastle and Peabody's Positioning
Expected Rail Improvements
PWCS expected to reach 145 MTPA by 2012 and 180 MTPA by 2016
NCIG Stage 1 (30 MTPA) delivered; Stage 2AA being constructed and Stage 2F approved in August 2011
Potential for up to 120 MPTA at the T4 project
Peabody Positioning
Expanding Wilpinjong and Wambo production
Long-term above rail contract with Queensland Rail for both mines
Additional port capacity available for new projects
Expected Newcastle Capacity
Tonnes in Millions
NCIG
PWCS
Port and rail values are estimated nameplate capacity.

Acquisition Delivers Value Via Increased Global Access, Earnings Expansion
Macarthur acquisition expands Peabody's presence with quality met product in high-growth region
Provides growth opportunities, large reserve base and significant potential synergies
Continues global buildout and earnings contribution from international assets

Macarthur: Active Production Base With Major Growth Pipeline
Queensland
Port
Abbott Point
Dalrymple Bay
Gladstone
Wiggins Island
Peabody Met Coal Mine
Burton
North Goonyella
Eaglefield
Millennium
Macarthur Mine
Coppabella
Moorvale
Macarthur Development
Olive Downs
Codrilla
Vermont East
Middlemount
Peabody Met Coal Mine
Port
Macarthur Mine
Macarthur Development
Producing mines million short tons Coppabella Resources 100% 214 Attributable 157 Reserves 65 48 Production FY 2011 2.3 Moorvale 126 93 47 34 1.9
Announced Projects Middlemount 135 68 106 53 0 Codrilla 88 64 55 40 0
Development Projects Vermont East / Wilunga 541 466 TBD TBD 0 Olive Downs North 140 103 13 9 0 Olive Downs South 300 270 TBD TBD 0
Exploration / Concept Projects
Potential exploration projects provide additional resources of more than 1 billion tons (100% basis) or 720 million tons (attributable basis).
Macarthur data based on June 30, 2011 public filings; Resources and reserves shown on a JORC basis and converted to short tons.

Transaction Significantly Strengthens Peabody's Position in Australia
Peabody Australia pro forma 2010 production of 32 million tons with Macarthur
Pro forma production of 45 - 50 million tons by 2014-15 given combined growth platforms
Australian Production
Thermal
Met
Tons in Millions
Xstrata 57
BHP/BMA 53
ProformaBTU Australia2015 45-50
Rio Tinto 34
Anglo American 32
ProformaBTU Australia2010 32
BTU Australia 27
Wesfarmers 15
New Hope 6
Macarthur 5
Vale 4
Whitehaven 4
Gloucester 3
Note: Pro forma 2010 BTU production combines Peabody and calendarized Macarthur production; Pro forma 2015 production based on current Peabody growth targets and Macarthur's growth plans at time of acquisition; ultimate production and timing subject to future investments and other factors; Production shown in millions of short tons.

Macarthur Acquisition: Next Steps
Complete acquisition and implement transition plan
Achieve synergies
Operational performance
Supply chain efficiencies
Marketing/blending potential
Improve mining plan and equipment efficiency at Coppabella Mine in coming months
Advance growth projects to build production pipeline

Peabody's Unmatched Growth Pipeline
2011 2012 2013 2014 2015 Beyond
Australia
Millennium 1-2 MTPY SHCC/PCI
Burton 1 - 2 MTPY HCC
Metropolitan 1 MTPY HCC
N. Goonyella LTCC 1 - 2 MTPY HQHCC
Wilpinjong 2 - 3 MTPY Thermal
Wambo ~3 MTPY Thermal/PCI
Goonyella Lower 3-4 MTPY HQHCC
Macarthur
Macarthur Takeover
Macarthur Plans to Increase Production by 5 MTPY by 2014
Asia
Tavan Tolgoi Consortium 15 - 20 MTPY HCC
Xinjiang China MOU 50 MTPY Thermal
Yankuang China MOU 20 MTPY Thermal, 2.0GW Plant
Lu'an China MOU 15 MTPY Thermal
Indonesian Coal Supply Agreements ~6 MT Thermal Over Next Several Years
U.S.
Bear Run Ramp-Up 8 MTPY Thermal
Gateway North 4.5 MTPY Thermal
Gateway Pacific Terminal 24 MTPY Thermal Exports

Peabody Positioned for Significant Growth and Value Creation
Industry Leading Reserves and Production Base
Major Cash Flow Generation and Strong Balance Sheet
Expanding in Fastest Growing Global Markets
Significant Organic Growth Capability
Addition of Macarthur Coal
Multiple Expansion to Return to More Traditional Levels
BTU Drivers To Deliver Premium Valuation

Peabody Energy Australia Overview
Rob Hammond
Acting Group Executive and Managing Director Australian Operations
November 9, 2011